UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2020

DD3 Acquisition Corp., S.A. de C.V.
(Exact name of registrant as specified in its charter)

Mexico	001-38700	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o DD3 Mex Acquisition Corp
Pedregal 24, 4th Floor
Colonia Molino del Rey, Del. Miguel Hidalgo
Mexico City, Mexico	11040
(Address of principal executive offices)	(Zip Code)

+52 (55) 8647-0417
(Registrant’s telephone number, including area code)

DD3 Acquisition Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Warrant	DDMXU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share	DDMX	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50	DDMXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Securities Holders.

As previously disclosed, on August 2, 2019, DD3 Acquisition Corp., formerly a British Virgin Islands company (“DD3”), entered into a Combination and Stock Purchase Agreement (as amended, the “Agreement”) with Campalier, S.A. de C.V., a Mexican sociedad anónima de capital variable, Promotora Forteza, S.A. de C.V., a Mexican sociedad anónima de capital variable, Strevo, S.A. de C.V., a Mexican sociedad anónima de capital variable, Betterware de México, S.A. de C.V., a Mexican sociedad anónima de capital variable (“Betterware”), BLSM Latino América Servicios, S.A. de C.V., a Mexican sociedad anónima de capital variable (“BLSM”), and, solely for the purposes set forth in Article XI of the Agreement, DD3 Mex Acquisition Corp, S.A. de C.V., a Mexican sociedad anónima de capital variable, pursuant to which DD3 agreed to merge with and into Betterware (the “Merger”) in a business combination (the “Transaction”) that will result in Betterware surviving the Merger and BLSM becoming a wholly-owned subsidiary of Betterware.

In connection with the Transaction, on February 13, 2020, DD3 re-domiciled out of the British Virgin Islands and continued as a company incorporated in Guadalajara, Jalisco, United Mexican States (“Mexico”), as described in the definitive proxy statement filed by DD3 with the Securities and Exchange Commission on January 22, 2020, through which DD3 continued its existence as a company incorporated in Mexico pursuant to Article 2 of the Mexican General Corporations Law (Ley General de Sociedades Mercantiles) (“LGSM”) as a variable capital corporation (sociedad anónima de capital variable) incorporated in Mexico.

The rights of the holders of DD3’s ordinary shares are now governed by its Mexican bylaws (the “Interim Charter”) and the LGSM. On February 13, 2020, DD3 formalized the Interim Charter before a Mexican public notary, which charter was subsequently filed with the applicable Public Registry of Commerce of Guadalajara, Jalisco. A copy of the Interim Charter is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
3.1	Bylaws of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 ACQUISITION CORP., S.A. DE C.V.

By:	/s/ Daniel Salim
Name: Daniel Salim
Title: Chief Financial Officer

Date:	February 20, 2020

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